SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

Union Pacific Corporation

(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1416 Dodge Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 271-5777

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, Union Pacific Corporation issued a press release announcing Union Pacific Corporation’s financial results for the first quarter of 2004. A copy of the press release is being furnished as Exhibit 99 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004

UNION PACIFIC CORPORATION

By:	/s/ Robert M. Knight, Jr.

Robert M. Knight, Jr. Executive Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release dated April 29, 2004 announcing Union Pacific Corporation’s financial results for the first quarter of 2004.